SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

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Filed by a Party other than the Registrant / /

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[   ] Preliminary Proxy Statement
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[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section

TRUST FOR PROFESSIONAL MANAGERS
615 East Michigan Street
Milwaukee, Wisconsin 53202

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fusion Global Long/Short Fund
a series of

Trust For Professional Managers

615 East Michigan Street
Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Please take notice that a Meeting of Shareholders of the Fusion Global Long/Short Fund (the “Fund”) will be held on July 31, 2009 at 10:00 a.m., Central Daylight Time (“CDT”), at the offices of Trust for Professional Managers, for the following purposes; (“the Meeting”):

1.              To approve an Investment Advisory Agreement for the Fund with American Independence Financial Services, LLC.

2.              To transact such other business as may properly come before the Meeting or any adjournment thereof.

Only Shareholders of record at the close of business on July 15, 2009 are entitled to vote at the Meeting and any adjournment thereof. You may vote by mail or in person. Please provide your vote promptly.

By order of the Board of Trustees:

/s/ Rachel A. Spearo
Secretary
Trust for Professional Managers
July 21, 2009

IMPORTANT: WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE.  YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS.  IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

FUSION GLOBAL LONG/SHORT FUND
a series of

TRUST FOR PROFESSIONAL MANAGERS

615 East Michigan Street
Milwaukee, Wisconsin 53202

---------------------

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON July 31, 2009

PROXY STATEMENT
___________________

GENERAL

This Proxy Statement is being furnished to the shareholders of the Fusion Global Long/Short Fund (the “Fund”), a series of the Trust for Professional Managers, a Delaware statutory trust (the “Trust”).

The Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of the Trust, are soliciting proxies from shareholders on behalf of the Fund, for use at the Special Meeting of Shareholders  to be held at the offices of the Trust, at 10:00 a.m. CDT, on July 31, 2009, and at any and all adjournments thereof (each, a “Meeting”). This Proxy Statement, the Notice of Meeting and the proxy card are first being mailed to shareholders on or about July 21, 2009. The Board has fixed the close of business on July 15, 2009, as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

At the Meeting, shareholders of the Fund will be asked to vote on a proposal to approve American Independence Financial Services as the investment adviser to the Fund

At the Meeting, each share of the Fund is entitled to one vote on the proposals and a fractional share is entitled to a proportionate share of one vote.

In order that your shares may be represented, you are requested to:

•	indicate your instructions on the proxy card(s), date and sign the proxy card(s) and mail them in the enclosed envelope; and

•	allow sufficient time for the proxy card(s) to be received before the commencement of the Meeting on July 31, 2009.

On any matter submitted to a vote of the shareholders of a series of the Trust, all series and classes, as applicable, generally vote together as a single group, except where a separate vote by series or class is required by law. In circumstances where the interests of a series or class differ from those of the other series or class, only shareholders of the affected series or class are entitled to vote on the matters. Each full share is entitled to one vote, and each fractional share has a proportionate fractional vote.

Shareholder Meetings.  The Trust is not required to hold annual meetings of shareholders, but may hold special meetings of shareholders as required by the Investment Company Act of 1940 Act, as amended (the “1940 Act”), or under certain circumstances as determined by the Trustees. The meetings of the shareholders of the Trust, as a whole or by series or class, may be called by a majority of the Trustees, Chairperson, President, or by the Secretary, at the written request of the holders of shares entitled to vote not less than ten percent (10%) of all the votes entitled to be cast at the meeting. The presence, in person or by proxy, of holders of a majority of all the shares issued and outstanding and entitled to be voted at the meeting constitutes a quorum for the conduct of business at the meeting.

INVESTMENT ADVISORY AGREEMENT

American Independence Financial Services, LLC (“AIFS”) will enter into an Investment Advisory Agreement with the Trust, on behalf of the Fund, the form of which is attached hereto as Appendix A.  The rate of the investment management fee to be paid by the Fund will be 1.90%, the same as the current fee.  AIFS has contractually agreed until October 31, 2010 to reduce the management fee and reimburse expenses in order to keep the Fund’s Total Annual Operating Expenses at 1.90% excluding acquired fund fees and expenses. A copy of the Operating Expense Limitation Agreement is attached hereto as Appendix C.

Prior to March 6, 2009, Fusion Asset Management, LLC (“FAM”) served as investment adviser to the Fund pursuant to an Investment Advisory Agreement dated September 20, 2007 between the Trust, on behalf of the Fund, and FAM (the “FAM Advisory Agreement”).  The FAM Advisory Agreement was approved by the Fund’s initial shareholder on September 28, 2007.

For the fiscal period ended August 31, 2008, the Fund paid $197,517 in advisory fees to FAM under the FAM Advisory Agreement.

At a meeting of the Board of Trustees of the Trust held via telephone on February 24, 2009, the Board determined that it was in the best interests of the Fund and its shareholders to terminate the FAM Advisory Agreement, effective March 6, 2009.  On March 6, 2009, the Trust terminated the FAM Advisory Agreement and entered into an Interim Investment Advisory Agreement, pursuant to Rule 15a-4(1) under the 1940 Act, with AIFS.  At a meeting held on March 11, 2009 the Board of Trustees of the Trust approved the Interim Advisory Agreement on behalf of the Fund. Pursuant to this Interim Agreement, AIFS has acted as investment adviser to the Fund and supervised investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation; the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser (collectively, the “Investment Policies”).  Under the Interim Advisory Agreement AIFS is entitled to an annual fee of 1.90% of average net assets.

Comparison of Terms of the Interim Advisory Agreement and the Proposed Investment Advisory Agreement

Fees.  Pursuant to the terms of both the Interim Advisory Agreement and proposed Investment Advisory Agreement, as compensation for its investment management services AIFS receives a fee, computed and accrued daily and paid monthly, at an annual rate of 1.90% of the Fund’s daily net assets.  AIFS has contractually agreed to waive its fee and reimburse the Fund’s expenses under an operating expense limitation agreement so that total annual Fund operating expenses, excluding front-end or contingent deferred loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary or non-recurring expenses such as litigation, do not exceed 1.90% of its average daily net assets.  AIFS is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and expenses it paid with respect to the Fund, three years from the date fees were waived or reimbursed, without causing the Fund’s Total Annual Operating Expenses (with the aforementioned exclusions) to exceed the 1.90% cap.  Any such reimbursement is subject to the review and approval by the Trust’s Board of Trustees.

Expenses.  Under both the Interim Advisory Agreement and the Proposed Investment Advisory Agreement, AIFS will pay all of the expenses of the Fund, including expenses incurred prior to the date of the agreement as set forth in Section 12(a) of the agreement, other than interest, taxes, brokerage and commission expenses, acquired fund fees and expenses, leverage and associated expenses, extraordinary and non-recurring expenses, the fees and expenses of members of the Trust’s Board of Trustees who are not members of, affiliated with or interested persons of AIFS (and the fees and expenses of their counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Term.  The Interim Advisory Agreement has a term of 150 days, and will expire on August 3, 2009.  The proposed Investment Advisory Agreement has an initial term ending December 31, 2009, and shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is approved for the Fund at least annually by the Trust’s Board of Trustees or by the Fund’s shareholders.

Payments to Third Parties.  Under both the Interim Advisory Agreement and the proposed Investment Advisory Agreement, AIFS (but not the Fund) may pay certain financial institutions (which may include banks, credit unions, brokers, securities dealers and other industry professionals) a fee for providing distribution-related services and/or for performing certain administrative servicing functions for Fund shareholders, to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

INFORMATION ABOUT AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC

AIFS is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The American Independence Funds Trust, managed by AIFS, commenced operations on March 2, 2006.  The composition of the funds comprising the American Independence Funds Trust is currently as follows:

Target Date Funds

NestEgg 2010 Fund
NestEgg  2020 Fund
NestEgg 2030 Fund
NestEgg  2040 Fund

Actively Managed Funds

American Independence Kansas Tax-Exempt Bond Fund
American Independence Stock Fund
American Independence International Bond Fund
American Independence International Equity Fund
American Independence Short-Term Bond Fund
American Independence Intermediate Bond Fund
American Independence U.S. Inflation-Indexed Fund

INVESTMENT ADVISER

Under the investment advisory agreement, AIFS is responsible for the investment management oversight of the Fund in its role as adviser to the Funds.

The name and principal occupation of the principal directors of AIFS follows. Unless otherwise noted, the address of each director is 335 Madison Avenue, Mezzanine, New York, NY 10017.

Name	Position	Principal Occupation
Eric M. Rubin	President	President, American Independence Financial Services, LLC (02/05-Present). President of American Independence Funds Trust.
John J. Pileggi	Managing Partner	Managing Partner, American Independence Financial Services, LLC (2004-Present). Treasurer of American Independence Funds Trust.

PORTFOLIO MANAGERS

The Fund is managed by a team of portfolio managers consisting of Mr. Jeffrey A. Miller, Mr. John J. Holmgren, Mr. Michael M. Holmgren and Mr. Frank X. Vallario (the “Portfolio Managers”).  Mr. Miller serves as the lead Portfolio Manager of the Fund, and as such, he will have direct and primary responsibility for all investment decisions relating to the Fund’s portfolio.  Under Mr. Miller’s supervision, the Portfolio Managers are jointly responsible for the day-to-day management of the Fund’s portfolio.

Mr. Miller joined AIFS in 2007.  Prior to that Mr. Miller co-founded Miller & Jacobs Capital, LLC,  in February 2003, and had managed an affiliated Delaware company (also called Miller & Jacobs Capital, LLC) since 1997.  In his role with Miller & Jacobs Capital, LLC, Mr. Miller was responsible for the security analysis and research on the portfolio's holdings, with the decision-making for the portfolio allocation.  He selected the securities for the portfolio, monitored their performance, and decided whether to keep or sell them for the funds.  Mr. Miller carefully researched the available investments, selected those that were appropriate for the various funds, and monitored issues related to them, including but not limited to SEC filings, earnings reports, company news, and other regulatory issues.  In addition, he frequently met with management teams at industry conferences or in their offices.  Mr. Miller earned his Masters of Business Administration with Distinction from Cornell University in 1994.  He also earned a Bachelor of Arts degree in History with Distinction from Cornell University.

Prior to co-founding Miller & Jacobs Capital in 2003, and its affiliated entity in 1997, Mr. Miller was Vice President of Equity Research at Keefe, Bruyette & Woods, Inc. where he worked from 1994 to 1997.

Mr. Miller has been widely quoted by the financial press, including The Wall Street Journal, The New York Times, American Banker and Buyside Magazine. He was also the keynote speaker for the Regional Banking Industry at The Wall Street Forum in September of 1996, where he provided an industry overview as well as his stock recommendations.

Mr. Miller is a founder and member of the Board of Directors of The Maasai Foundation of East Africa and is active in many charities, including serving on the Board of the Good Hope School.
Mr. Miller is also the portfolio manager for the American Independence Stock Fund.

Mr. John Holmgren joined AIFS in 2008 as Chief Investment Officer – Equities and is responsible for the oversight, development and implementation of equity strategies.  He previously was Chief Investment Officer and Chief Executive Officer of DSI International Management, Inc (“DSI”), which was acquired by UBS (Paine Webber) in 1999.  Mr. Holmgren was a Managing Director at UBS and sat on the various UBS Global AM and O’Connor Investment and Management Committees.  He worked closely with the other senior members of UBS Global AM leadership to ensure investment and logistical priorities were met. He began his financial markets career as a registered representative with Ascher Decision, a broker dealer (1983 to 1986).  From 1986 to 1988, he was a product developer and marketing representative for Decision Services, Inc., an independent economic and securities research firm.  In 1987, he was one of the original founders of DSI International Management.  From 1988 to 1997, he was the founder and President of DSC Data Services, Inc., an independent, quantitative research firm.

Mr. Michael Holmgren joined AIFS in 2008 and is responsible for the development and implementation of quantitative investment products.  He was Chief Operating Officer of DSI from 2005 -2007 and a member of the portfolio management team.  Mr. Holmgren was responsible for investment operations and portfolio implementation of the DSI business group within UBS Global AM.  DSI was a key provider of global quantitative risk controlled and long/short equity products within UBS Global Asset Management. He joined DSI International Management, Inc. in 1988 as an analyst to develop, operate and enhance the global equity databases and portfolio simulation processes.  Prior to joining DSI, he worked in product development at Decision Services, an independent economic and securities firm.

Mr. Frank Vallario joined AIFS as a Portfolio Manager in 2008.  Previously, he was a member of the portfolio management team for DSI, responsible for managing the group’s U.S. risk controlled and U.S. long/short equity products.  His other responsibilities included stock selection research, alternative portfolio construction, product development and performance attribution for the group’s global risk controlled and long/short equity products.  He began his career in 1995 in the capital markets division of PaineWebber, Inc.  In 1996, Mr. Vallario joined the asset management division’s Quantitative Investments Group as a portfolio manager.

BROKERAGE COMMISSIONS

For the fiscal year ended August 31, 2008, the Fund did not pay brokerage commissions to any affiliated broker.

ADDITIONAL INFORMATION ABOUT THE FUND

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, WI 53202, serves as the administrator and transfer agent of the Fund.

PRINCIPAL UNDERWRITER

Quasar Distributors, LLC, a subsidiary of U.S. Bancorp, located at 615 East Michigan, 4th Floor, Milwaukee, WI 53202, serves as the principal underwriter and distributor of the Fund.

CUSTODIAN

U.S. Bank N.A., Custody Operations, located at 1555 N. River Center Drive, Suite 302 Milwaukee, WI  53212 provides custody services for the Fund.

VOTING REQUIREMENT

Approval of the Investment Advisor requires the affirmative vote of a majority of the outstanding shares of the Fund. Abstentions and broker non-votes will have the effect of a “no” vote on the proposal. Only shareholders of record on the Record Date are entitled to vote at the meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the meeting. The presence, in person or by proxy, of the holders of at least 33-1/3% of Fund shares outstanding and entitled to vote in person or by proxy as of the record date, July 15, 2009, shall constitute a quorum for the transaction of business at the Meeting.  The term “majority of the outstanding shares of the Fund, as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lessor of (i) 67% of the shares of the Fund if more than 50% of the shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.
__________________________________________

THE TRUSTEES OF THE TRUST, INCLUDING THE NON-INTERESTED TRUSTEES, RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THIS PROPOSAL 1. UNMARKED PROXIES WILL BE SO VOTED.
________________________________________

The Board of Trustees of the Trust met on July 20, 2009 to consider the approval of the Investment Advisory Agreement between the Fund and AIFS.  In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Agreement, detailed comparative information relating to the advisory fees and other expenses of the Fund, due diligence materials relating to AIFS (including a due diligence questionnaire completed on behalf of the Fund by AIFS, Form ADV, financial statements, bibliographic information of key personnel, written compliance program and Code of Ethics) and other pertinent information.  Based on its evaluation of information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), approved the Agreement for an initial term ending December 31, 2010, subject to approval by a vote of the Fund’s shareholders.

Discussion of Factors Considered
In considering the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. Nature, Extent and Quality of Services Provided to the Fund.
The Trustees considered the nature, extent and quality of services to be provided by AIFS to the Fund.  The Trustees considered AIFS’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the Portfolio Managers, and other key personnel at AIFS that would be involved in the day-to-day activities of the Fund pursuant to the Agreement.  The Trustees reviewed the structure of AIFS’s compliance procedures and the information provided by AIFS in response to the Due Diligence Questionnaire as well as other information provided by AIFS and forwarded to the Trustees.  The Trustees also noted any services that extended beyond portfolio management, and they considered the overall capability of AIFS.  The Trustees, in consultation with their independent counsel, reviewed AIFS’s compliance procedures and were assured that it was fully compliant with Rule 206(4)-7(a) promulgated under the Investment Advisers Act of 1940, as amended.  The Trustees concluded that AIFS had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund were satisfactory and reliable.

2. Investment Performance of AIFS.
In assessing the portfolio management services to be provided by AIFS, the Board considered the experience and background of the Portfolio Managers as well as the Portfolio Managers management of the Fund’s investment portfolio under the Interim Investment Advisory Agreement.  The Board considered the performance of other investment companies that AIFS managed.  The Trustees also reviewed the qualifications, background and experience of the staff of AIFS as set forth in AIFS’s Form ADV and other materials provided to the Trustees in advance of the meeting.  After considering all of the information, the Trustees concluded that the Fund and its shareholders were likely to benefit from AIFS’s management.

3. Costs of Services and Profits Realized by AIFS.
The Trustees considered the cost of services and the structure of AIFS’s fees, noting that the Agreement provided for a unitary fee structure pursuant to which AIFS will pay all other expenses of the Fund, other than “acquired fund fees and expenses,” from its 1.90% advisory fee.  The Trustees noted that U.S. Bancorp Fund Services, LLC, the Fund’s administrator, would serve as paying agent under the Agreement with respect to the payment of Fund expenses out of AIFS’s management fee.  The Trustees considered the cost structure of the Fund relative to its peer group based on the Lipper fee analysis provided to the Trustees as well as the proposed expense waivers and reimbursements of AIFS.  The Trustees also examined the level of profits that could be expected to accrue to AIFS from the fees payable under the Agreement and the proposed expense subsidization undertaken by AIFS.  The Trustees noted that the Fund’s contractual management fee, while higher than the industry average of 1.233% for similar funds, was reasonable in light of the Fund’s unitary fee structure and when the proposed expense waivers and reimbursements of AIFS were applied to the Fund’s overall expenses.  The Fund’s total expense ratio of 1.90% fell within the 3rd quartile of its peer group of long/short funds, and was below the industry average of the Fund’s peer group of long/short funds, which fell at 1.992%.  The Trustees noted that the Fund’s total expenses would be capped at 1.90%.  The Trustees also considered that “acquired fund fees and expenses” incurred in connection with the Fund’s investments in exchange-traded funds would not be subject to the expense cap nor paid by AIFS from its advisory fee.  The Trustees concluded that the Fund’s expenses and the fees paid to AIFS were fair and reasonable in light of the comparative expense and advisory fee information and the investment management services to be provided by AIFS.  The Trustees further concluded that AIFS’s profit from sponsoring the Fund would not be excessive because the 1.90% advisory fee would be used to pay all of the Fund’s expenses other than “acquired fund fees and expenses” and would enable AIFS to maintain adequate profit levels to support its provision of advisory services to the Fund.

4. Extent of Economies of Scale as the Fund Grows.
The Trustees reviewed the structure of AIFS’s advisory fees and discussed potential economies of scale (and if such economies are realized, how they would be shared with shareholders).  The Trustees concluded that the potential economies of scale that the Fund might realize would be achievable under the structure of AIFS’s advisory fees and the Fund’s expenses.  The Trustees reviewed all proposed expense waivers and reimbursements by AIFS with respect to the Fund.  With respect to AIFS’s fee structure and any applicable expense waivers, the Trustees concluded that the realized and potential economies of scale with respect to the Fund were acceptable.

5. Benefits Derived from the Relationship with the Fund.
The Trustees considered the direct and indirect benefits that could be received by AIFS from its association with the Fund. The Trustees examined the allocation of brokerage by AIFS with respect to the Fund.  The Trustees concluded that the benefits AIFS may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

Conclusions
The Trustees considered all of the foregoing factors. In considering the Agreement, the Trustees did not identify any one factor as all-important, but rather considered all of these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the Agreement with AIFS on behalf of the Fund as being in the best interests of the Fund and its shareholders.

OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and the Fund.

The Trust does not hold annual meetings of shareholders.  There normally will be no meeting of shareholders for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees.  Shareholders wishing to submit proposals for inclusion in the Proxy Statement for any subsequent shareholder meeting should send their written submissions to the principal executive offices of the Trust, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  Shareholder proposals must be received by the Trust at least 60 days prior to the date of any shareholder meeting, and there is no guarantee that any proposal will be presented at a shareholder meeting.

ADDITIONAL INFORMATION

VOTING INFORMATION

Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trust at the address for the Trust shown at the beginning of this Proxy Statement), by executing a proxy bearing a later date or by attending and voting at the Meeting. All properly executed proxies received in time for each Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal referred to in the Proxy Statement.

The presence at any shareholders’ meeting, in person or by proxy, of the holders of a majority of shares of the Fund entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at a Meeting with respect to the Fund, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of shares of the Fund present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies that they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Trust from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

Holders of record of the shares of the Fund at the close of business on July 15, 2009, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of a Meeting.

As of July 15, 2009, there were 462,534.127 shares of the Fund outstanding.

OWNERSHIP OF THE FUND

Appendix B sets forth the beneficial owners of more than 5% of the Fund’s shares. To the best of the Fund’s knowledge, as of July 15, 2009, no person owned beneficially more than 5% of outstanding shares of the Fund, except as stated in Appendix B.

The Trustees of the Trust do not own any shares of the Fund.  The Trustees and Officers as a group own less than 1% of the outstanding shares of the Fund.

COST AND METHOD OF PROXY SOLICITATION

AIFS will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of AIFS and certain financial services firms and their representatives, who will receive no additional compensation for their services, may solicit proxies by telephone, telegram or personally. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies. AIFS may reimburse brokers, banks, and other fiduciaries for postage and reasonable expenses incurred by them in the forwarding of proxy material to beneficial owners.

FINANCIAL STATEMENTS

Audited financial statements for the Fund appear in its Annual Report dated February 28, 2009, which was sent to shareholders earlier this year, and that Annual Report is incorporated by reference into this proxy statement (which means that the Report is made legally part of this proxy statement).

IF YOU WOULD LIKE A COPY OF THE MOST RECENT ANNUAL REPORT OR SEMI-ANNUAL REPORT, PLEASE CALL (877) 600-7788, OR WRITE THE TRUST AT THE ADDRESS LISTED AT THE BEGINNING OF THIS PROXY STATEMENT.

By Order of the Board of Trustees

/s/ Rachel A. Spearo
Rachel A. Spearo
Secretary
Trust for Professional Managers

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

[Shareholder Name]
[Address]
[Fund Name]
[Shares Held]

Fusion Global Long/Short Fund

a series of

TRUST FOR PROFESSIONAL MANAGERS

SPECIAL MEETING OF SHAREHOLDERS
July 31, 2009

This proxy is solicited on behalf of the Board of Trustees of the Trust for Professional Managers (the “Trust”), on behalf of the Fusion Global Long/Short Fund (the “Fund”), a series of the Trust. The undersigned hereby appoints John Buckel and Jennifer Lima, each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the Fund at the special meeting of shareholders to be held at 10:00 a.m., CDT, on July 31, 2009, at the offices of the Trust, 615 East Michigan Street, Milwaukee, WI 53202 and any adjournment thereof (“Special Meeting”), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse, or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote “FOR” the proposal presented at the Special Meeting, with discretionary power to vote upon such other business as may properly come before the Special Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Special Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

Date _____________, 2009

YOUR VOTE IS VERY IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

The Board of Trustees recommends that you vote “FOR” Proposal 1.

(1) To approve an Investment Advisory Agreement for the Fusion Global Long/Short Fund with American Independence Financial Services, LLC.

FOR [ ] AGAINST [ ] ABSTAIN [ ]

(2) Transact such other business as may properly come before the Special Meeting or any adjournment thereof.

FOR [ ] AGAINST [ ] ABSTAIN [ ]

PLEASE SIGN AND DATE THE REVERSE SIDE.

APPENDIX A

TRUST FOR PROFESSIONAL MANAGERS

INVESTMENT ADVISORY AGREEMENT

FUSION GLOBAL LONG/SHORT FUND

THIS INVESTMENT ADVISORY AGREEMENT is made as of the ___ day of ________, 2009, by and between Trust for Professional Managers, (hereinafter called the “Trust”), on behalf of each series of the Trust as listed in Schedule A attached hereto (each a “Fund” and together the “Funds”), and American Independence Financial Services, LLC (hereinafter called the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser, and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees.

2. DUTIES OF ADVISER.

(a) GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation: the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser.  In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets that the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

(b) BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer by the Trust’s Board of Trustees. The Adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the Exchange Act the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Trust. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3. REPRESENTATIONS OF THE ADVISER.

(a) The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Adviser shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust in any way, or in any way be deemed an agent for the Trust. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Trust’s Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Adviser.

6. EXPENSES.

(a) The Adviser will pay all of the expenses of the Fund, including expenses incurred prior to the date of this Agreement as set forth in Section 12(a) of this Agreement, other than interest, taxes, brokerage and commission expenses, acquired fund fees and expenses, leverage and associated expenses, extraordinary and non-recurring expenses, the fees and expenses of members of the Trust’s Board of Trustees who are not members of, affiliated with or interested persons of the Adviser (and the fees and expenses of their counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act.  The Adviser will provide the Fund with all physical facilities and personnel required to carry on the business of the Fund, including, but not limited to, office space, office furniture, fixtures and equipment office supplies, computer hardware and software and salaried and hourly personnel.  The Adviser may, for and on behalf of the Fund but at its expense, employ others to provide all or any part of such facilities and personnel.  The Adviser will pay all costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser, and any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees).   If the Adviser has agreed, whether voluntarily or pursuant to an agreement, to limit the operating expenses of the Fund, the Adviser shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b) The Adviser may voluntarily absorb certain Fund expenses or waive the Adviser’s own advisory fee.

(c) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing the services.

(d) The Adviser may not pay fees in addition to any Fund distribution or servicing fees to financial intermediaries, including, without limitation, banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, except with the prior authorization of the Trust’s Board of Trustees.  Where such arrangements are authorized by the Trust’s Board of Trustees, the Adviser shall report regularly to the Trust on the amounts paid and the relevant financial institutions.

7. INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a) The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all investment management and advisory services furnished or provided to the Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month, except as set forth in Section 8 of this Agreement.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to the Fund.

(e) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Adviser may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

8. PAYING AGENT.  The Adviser hereby appoints U.S. Bancorp Fund Services, LLC (“USBFS” or the “Paying Agent”), the Fund’s administrator, as paying agent on behalf of the Adviser.  The Paying Agent will administer payment of Fund expenses described in Section 6(a) of this Agreement out of the Advisory Fee, prior to payment of any portion of the Advisory Fee to the Adviser.  To the extent the Advisory Fee exceeds Fund expenses described in Section 6(a) of this Agreement, the Paying Agent will pay the residual Advisory Fee, after payment of Fund expenses, to the Adviser.  When providing these services, USBFS will act in conformity with requirements of the Investment Company Act and all other applicable federal and state law regulations.

9. NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days’ shall constitute a borrowing.

10. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

11. REPORTS AND ACCESS. The Adviser agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

12. ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a) The Adviser agrees to pay for all outstanding and unpaid Fund expenses incurred during the period of management of the Fund by Fusion Asset Management, LLC.  Such outstanding expenses shall be paid out of the Advisory Fee as set forth in Section 8 of this Agreement.

(b) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

(c) The Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser.

(d) In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(e) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(f) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

13. NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Trust’s employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement, and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Trust’s Board of Trustees.

14. TERM.

(a) This Agreement shall become effective with respect to the Fund at the time the Agreement is approved by a vote of a majority of the outstanding voting securities of the Fund, and shall continue for an initial term ending December 31, 2009, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of such Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

(b) The Fund may use the name “American Independence Financial Services” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with the Adviser.

15. TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days written notice to such Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of such Fund maintained by the Adviser on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

16. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

17. ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future. The Adviser further agrees to provide to the Trust and/or the Administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

18. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act, and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Adviser agrees to inform the Trust of any material development related to the Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

19. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

20. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

21. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Wisconsin without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

TRUST FOR PROFESSIONAL MANAGERS on behalf of the FUSION GLOBAL LONG/SHORT FUND		AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC

By:		By:
Name:	Joseph C. Neuberger	Name:	John J. Pileggi
Title:	President	Title:	Managing Member

SCHEDULE A

Series or Fund of Trust for Professional Managers	Annual Fee rate
-------------------------------------------------------------------	----------------------

Fusion Global Long/Short Fund	1.90% of average net assets

APPENDIX B

BENEFICIAL OWNERS OF COMPANY SHARES

As of July 15, 2009, the following persons owned of record or beneficially 5% or more of the following Portfolios:

Name and Address	Percentage of Fund Shares Owned	Type of Ownership
Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104-4151	99.5790%	Record

APPENDIX C

TRUST FOR PROFESSIONAL MANAGERS

 OPERATING EXPENSE LIMITATION AGREEMENT

FUSION GLOBAL LONG/SHORT FUND
THIS OPERATING EXPENSE LIMITATION AGREEMENT (the “Agreement”) is effective as of the __ day of _______, 2009, by and between Trust for Professional Managers, (the “Trust”), on behalf of the series of the Trust as listed in Appendix A attached hereto (the “Fund”“), and American Independence Financial Services, LLC, the investment adviser to the Fund (the “Adviser”).

WITNESSETH:

WHEREAS, the Adviser renders advice and services to the Fund pursuant to the terms and provisions of an Investment Advisory Agreement between the Trust and the Adviser dated as of the ___ day of _____, 2009, (the “Investment Advisory Agreement”); and

WHEREAS, the Fund, and each of its respective classes, if any, is responsible for, and has assumed the obligation for, payment of certain expenses pursuant to the Investment Advisory Agreement that have not been assumed by the Adviser; and

WHEREAS, the Adviser desires to limit the Fund’s Operating Expenses (as that term is defined in Paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of the Fund) desires to allow the Adviser to implement those limits;

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intending to be legally bound hereby, mutually agree as follows:

1. LIMIT ON OPERATING EXPENSES. The Adviser hereby agrees to limit the Fund’s current Operating Expenses to an annual rate, expressed as a percentage of the Fund’s average annual net assets to the amount listed in Appendix A (the “Annual Limit”). In the event that the current Operating Expenses of the Fund, as accrued each month, exceed its Annual Limit, the Adviser will pay to the Fund, on a monthly basis, the excess expense within 30 days of being notified that an excess expense payment is due.

2. DEFINITION. For purposes of this Agreement, the term “Operating Expenses” with respect to the Fund, is defined to include all expenses necessary or appropriate for the operation of the Fund and each of its classes, if any, including the Adviser’s investment advisory or management fee detailed in the Interim Investment Advisory Agreement, any Rule 12b-1 fees and other expenses described in the Investment Advisory Agreement, but does not include any front-end or contingent deferred loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary or non-recurring expenses such as litigation.

3. REIMBURSEMENT OF FEES AND EXPENSES. The Adviser retains its right to receive reimbursement of any excess expense payments paid by it pursuant to this Agreement under the same terms and conditions as it is permitted to receive reimbursement of reductions of its investment management fee under the Investment Advisory Agreement.

4. TERM. This Agreement shall be effective as an agreement commencing on the date hereof, and shall continue in effect until the earlier of:  (i) termination of this Agreement for any reason by the Board of Trustees of the Trust; or (ii) approval of the a new investment advisory agreement by (1) Board of Trustees of the Trust including a majority of the Trustees of the Trust who are not a party to this Agreement or interested persons (as defined in the 1940 Act) of any such person, and (2) by a vote of the majority of the outstanding Shares of the Fund; unless terminated in accordance with Paragraph 5 of this Agreement.

5. TERMINATION. This Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board of Trustees of the Trust, which consent will not be unreasonably withheld. This Agreement will automatically terminate if the Interim Investment Advisory Agreement is terminated, with such termination effective upon the effective date of the Interim Investment Advisory Agreement’s termination.

6. ASSIGNMENT. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

7. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

8. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Wisconsin without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

TRUST FOR PROFESSIONAL MANAGERS on behalf of the FUSION GLOBAL LONG/SHORT FUND		AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC

By:
Name:	Joseph C. Neuberger	Name:	John J. Pileggi
Title:	President	Title:	Managing Member

Appendix A

Series or Fund of Trust for Professional Managers	Annual Fee rate
-------------------------------------------------------------------	----------------------

Fusion Global Long/Short Fund	1.90% of average net assets